UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

Form 8-K
_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): August 1, 2017

Martin Marietta Materials, Inc.
(Exact Name of Registrant as Specified in Charter)

North Carolina	1-12744	56-1848578
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2710 Wycliff Road, Raleigh, North Carolina 27607
(Address of Principal Executive Offices) (Zip Code)

(919) 781-4550
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Item 2.02. Results of Operations and Financial Condition.

On August 1, 2017, the Corporation announced financial results for the second-quarter ended June 30, 2017.  The press release, dated August 1, 2017, is furnished as Exhibit 99.1 to this report and is incorporated by reference herein.

Item 7.01. Regulation FD Disclosure.

On August 1, 2017, the Corporation announced financial results for the second-quarter ended June 30, 2017.  The press release, dated August 1, 2017, is furnished as Exhibit 99.1 to this report and is incorporated by reference herein.  Additional information about the quarter, and the Corporation’s use of non-GAAP financial measures, which is available on the Corporation’s Web site at www.martinmarietta.com by clicking the heading “Financials”, in the “Investors” section and then clicking the quick link “Non-GAAP Financial Measures”.

The Corporation will host an online Web simulcast of its second-quarter 2017 earnings conference call on Tuesday, August 1, 2017.  The live broadcast of the Corporation’s conference call will begin at 11:00 a.m., Eastern Time, on August 1, 2017.  An online replay will be available approximately two hours following the conclusion of the live broadcast and will continue for one year.  A link to these events will be available at the Corporation’s Web site at www.martinmarietta.com. For those investors without online web access, the conference call may also be accessed by calling 970-315-0423, confirmation number 58426317.  Additional information about the Corporation’s use of non-GAAP financial measures, as well as certain other financial or statistical information the Corporation may present at the conference call, will be provided on the Corporation’s Web site.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

99.1  Press Release dated August 1, 2017, announcing financial results for the second-quarter ended June 30, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Martin Marietta Materials, Inc.

Date: August 1, 2017	By:	/s/ Anne H. Lloyd
Anne H. Lloyd
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated August 1, 2017, announcing financial results for the second-quarter ended June 30, 2017.